                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                       20-Mar-98

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of February 28, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-1)

                            TMS Auto Holdings, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


        Delaware
        New Jersey                    333-14075-02             91-181-5414
        ----------                    ------------             -----------
        State or other                (Commission              (IRS Employer
        jurisdiction of               File Number)               ID Number)
        incorporation)


        2840  Morris  Avenue,   Union, New  Jersey                  07083
        ------------------------------------------------------------------------
        (Address of principal executive officer)


        Registrant's Telephone Number,
        including area code:                                908-686-2000
                                                            ------------


                                      n/a
        ------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

             Item 5          Other Events
                             ------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 20-Mar-98


             Item 7          Financial Statements and Exhibits
                             ----------------------------------

          The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                 THE MONEY STORE AUTO TRUST
                                                 ASSET BACKED SECURITIES, 1997-I



                                                 By /s/ James K. Ransom
                                                    -----------------------
                                                    James K. Ransom
                                                     Vice President





      Dated:    03/31/98

                       THE MONEY STORE AUTO TRUST 1997-1
                      6.83%  Asset  Backed  Certificates
                          Certificateholder Statement

       IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
       AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
       TO SERIES 1997 - 1 FOR THE MARCH 13, 1998 DETERMINATION DATE

          DISTRIBUTION DATE  03/20/98          MONTHLY PERIOD            Feb-98

A.  Information Regarding the Current Monthly Distribution :


    I.    CERTIFICATES
             (a)  The aggregate amount of the distribution to
                  Certificateholders                                                    14,798.33

             (b)  The amount of the distribution set forth in  A. 1. (a) above in
                     respect of interest on the Certificates                            14,798.33

             (c)  The amount of the distribution set forth in  A. 1. (a) above in
                     respect of principal on the Certificates                                0.00

             (d)  The amount of the distribution in A.1. (a) payable
                     pursuant to a claim on the Certificate Policy                           0.00

             (e)   The remaining outstanding balance available to
                     be drawn under the Certificate Policy                              14,798.33

             (f)  The amount of the distribution set forth in paragraph
                   A.1. (a) above per $1,000 interest in the Certificates               5.6916654

             (g)   The amount of the distribution set forth in paragraph
                     A.1. (b) above per $1,000 interest in the Certificates             5.6916654

             (h)  The amount of the distribution set forth in paragraph
                    A.1. (c) above per $1,000 interest in the Certificates              0.0000000

             (i)  The amount of the distribution set forth in paragraph
                   A.1. (d) above per $1,000 interest in the Certificates               0.0000000


B.  Information Regarding the Performance of the Trust :

    I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

             (a)  The Pool Balance as of the close of business
                     on the last day of the Monthly Period                          85,472,768.17

             (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                    Paragraph A.1. (c)                                               2,600,000.00


             (c)  The Certificate Factor after giving affect to the payments
                    set forth in paragraph A.1. (c)                                    1.0000000

             (d)  The amount of aggregate Realized Losses for the
                     second preceding Month Period                                  7,052,021.64

             (e)  The aggregate Purchase Amount for all Receivables that
                    were repurchased in the Monthly Period                                  0.00


   2.    SERVICING FEE

                    (a)  The aggregate amount of the Servicing Fee paid to the
                            Servicer with respect to the preceding Monthly Period                         0.00


   3.    PAYMENT SHORTFALLS

                    (a)  The amount of the Certificateholders' Interest Carryover
                            Shortfall after giving effect to the payments set forth in
                            Paragraph A. 1. (b) above                                                     0.00

                    (b)  The amount of the Certificateholder's Interest Carryover
                            Shortfall set forth in paragraph B.3. (a) above per $1,000
                            interest with respect to the Certificate:                                0.0000000

                    (c)  The amount of the Certificateholders' Principal Carryover
                           Shortfall after giving effect to the payments set forth in
                           Paragraph A.1. (b) above                                                       0.00

                    (d)  The amount of the Certificateholders' Principal Carryover Shortfall
                           set forth in paragraph B.3. (a) above per $1,000 interest with
                           respect to the Certificate:                                                    0.00

   4.  TRANSFER OF SUBSEQUENT RECEIVABLES

                    (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
                           therefrom on such Distribution Date                                            0.00

                    (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                           therefrom on such Distribution Date                                            0.00

                    (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                           therefrom on such Distribution Date                                            0.00

                    (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                            the Certificates:                                                        0.0000000

                    (e)  The amount set forth in paragraph B.4. (b) to be distributed to
                          Certificateholders per $1,000 interest in the Certificates:                0.0000000

                    (f)  The amount set forth in paragraph B.4. (c) to be distributed to
                          Certificateholders per $1,000 interest in the Certificates:                0.0000000

   5.               (a)  The aggregate amount of collections by the Servicer during the
                           preceding Monthly Period                                               4,191,086.42

                    (b)  The aggregate amount which was received by the Trust from the
                            Servicer during the preceding Monthly Period                          4,501,125.09

                    (c)  The aggregate amount of reimbursements to the Security
                           Insurer during the preceding Monthly Period                                    0.00

                    (d)  The amount of Receivables that are delinquent for over:
                            30 days                                                              10,123,839.85
                            60 days                                                               3,828,563.64
                            90 days                                                               1,469,645.62



I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying
Certificateholder Statement.


                                  THE MONEY STORE AUTO FINANCE INC.



                                  BY:    \s\ Harry Puglisi
                                     -------------------------------
                                     HARRY  PUGLISI
                                     TREASURER

                       THE MONEY STORE AUTO TRUST 1997-1
                Class A-1  6.19% Money Store Asset Backed Notes
                      Class A-2 6.64% Asset Backed Notes



             IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
              AS  OF  FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1997 - 1 FOR THE MARCH 13, 1998 DETERMINATION DATE

     DISTRIBUTION DATE 03/20/98      MONTHLY PERIOD                  Feb-98

A.       Information Regarding the Current Monthly Distribution:

         I.    NOTES

                  (a)  The aggregate amount of the distribution with respect to:
                           Class A-1 Notes                                                 4,285,347.29
                           Class A-2 Notes                                                   201,413.33


                  (b)  The amount of the distribution set forth in paragraph
                         A. 1. (a) above in respect of interest on:
                           Class A-1 Notes                                                   260,483.62    5.8(ii)
                           Class A-2 Notes                                                   201,413.33


                  (c)  The amount of the distribution set forth in paragraph
                         A. 1. (a) above in respect of principal of:
                           Class A-1 Notes                                                 4,024,863.67    5.8(i)
                           Class A-2 Notes                                                         0.00


                  (d)  The amount of the distribution in A. 1. (a) payable
                         pursuant to a claim on the Note Policy with respect to:
                           Class A-1 Notes                                                         0.00    5.8(iii)
                           Class A-2 Notes                                                         0.00


                  (e)  The remaining outstanding balance available to be
                         drawn under the Note Policy                                       4,486,760.62    5.8(iii)

                  (f)  The amount of the distribution set forth in paragraph
                        A. 1. (a) above per $1,000 interest in:
                           Class A-1 Notes                                                   47.0917285
                           Class A-2 Notes                                                    5.5333332


                  (g)  The amount of the distribution set forth in paragraph
                         A. 1. (b) above per $1,000 interest in:
                           Class A-1 Notes                                                    2.8624574
                           Class A-2 Notes                                                    5.5333332


                  (h)  The amount of the distribution set forth in paragraph
                         A. 1. (c) above per $1,000 interest in:
                           Class A-1 Notes                                                   44.2292711
                           Class A-2 Notes                                                    0.0000000


                  (i)  The amount of the distribution set forth in  paragraph
                        A. 1. (d) above per $1,000 interest in:
                           Class A-1 Notes                                                    0.0000000
                           Class A-2 Notes                                                    0.0000000

                  (j)  Prior to the Parity Date, from the Available Funds, to the Note
                        Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                           Class A-1 Notes                                                                    0.00
                           Class A-2 Notes                                                                    0.00
                                                                                                                      5.8(iv)

                  (k)  The amount of the distribution set forth in paragraph A. 1. (j)
                         above per $1,000 interest in:
                           Class A-1 Notes                                                               0.0000000
                           Class A-2 Notes                                                               0.0000000
                                                                                                                      5.8(v)

B.       Information Regarding the Performance of the Trust :

         1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                  (a)  The Pool Balance at the close of business
                          on the last day of the Monthly Period                                      85,472,768.17

                  (b)  The aggregate outstanding principal amount of each
                         Class of Notes after giving effect to payments allocated
                         to principal as set forth in Paragraph A.1 (c) and (j) above
                         with respect to:                                                                            5.8(viii)
                           Class A-1 Notes                                                           46,472,768.17
                           Class A-2 Notes                                                           36,400,000.00
                                                                                                                     5.8(ix)

                  (c)  The Note Pool Factor for each Class of Notes after
                         giving effect to the payments set forth in paragraph
                         A.1 (c) with respect to:
                           Class A-1 Notes                                                              0.5106898   5.8(vi)
                           Class A-2 Notes                                                              1.0000000


                  (d)  The amount of aggregate Realized Losses for the
                         second preceding Monthly Period                                             7,052,021.64

                  (e)  The aggregate Purchase Amount for all Receivables
                         that were repurchased in the Monthly Period                                         0.00

         2.    SERVICING FEE

                  (a)  The aggregate amount of the Servicing Fee paid to the
                         Servicer with respect to the preceding Monthly Period                               0.00

         3.    PAYMENT SHORTFALLS

                  (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                         A. 1. (b) above with respect to:
                           Class A-1 Notes                                                                   0.00
                           Class A-2 Notes                                                                   0.00    5.8(vii)


                  (b)  The amount of the Noteholders' Interest  Carryover  Shortfall set forth in paragraph B.3. (a) above per  $1,000 interest with respect to:
                           Class A-1 Notes                                                              0.0000000
                           Class A-2 Notes                                                              0.0000000


                  (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                         A. 1. (b) above with respect to:
                           Class A-1 Notes                                                                  0.00
                           Class A-2 Notes                                                                  0.00


                  (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                         with respect to:
                           Class A-1 Notes                                                             0.0000000
                           Class A-2 Notes                                                             0.0000000



                                      (2)

4.    Transfer of Subsequent Receivables

         (a)  Aggregate amount on deposit in the Pre-Funding
                Account on such Distribution Date after giving effect
                to all withdrawals therefrom on such Distribution Date                 0.00      5.8(x)

         (b)  Aggregate amount on deposit in the Capitalized
                Interest Account on such Distribution Date after giving
                effect to all withdrawals therefrom on such Distribution
                Date                                                                   0.00      5.8(x)

         (c)  Aggregate amount on deposit in the Pre-Funding
                Account on the final Subsequent Transfer Date after
                giving effect to all withdrawals therefrom on such
                Distribution Date                                                      0.00      5.8(xi)

         (d)  the amount set forth in paragraph B.4 (a) per $1,000
                interest in:
                  Class A-1 Notes                                                 0.0000000
                  Class A-2 Notes                                                 0.0000000


         (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                 0.0000000
                  Class A-2 Notes                                                 0.0000000


         (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                 0.0000000
                  Class A-2 Notes                                                 0.0000000


         (g)   The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                  Class A-1 Notes                                                      0.00      5.8(xi)

         (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                 0.0000000


5.       (a)  The aggregate amount of collections by the Servicer
                during the preceding Monthly Period                            4,191,086.42      5.8(xii)

         (b)  The aggregate amount which was received by the
                Trust from the Servicer during the preceding Monthly
                Period                                                         4,501,125.09      5.8(xiii)

         (c)  The aggregate amount of reimbursements to the
                Security Insurer during the preceding Monthly
                Period                                                                 0.00      5.8(xiv)

         (d)  The amount of Receivables that are delinquent for
                over:
                       30 days                                                10,123,839.85      5.8(xv)
                       60 days                                                 3,828,563.64
                       90 days                                                 1,469,645.62

6.       Other Information                                                                       10.3
         Weighted Average Coupon (WAC)                                               19.049%

         Weighted Average Remaining Terms (WARM)                                     42.8798



                                      (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Noteholder Statement.


             THE MONEY STORE AUTO FINANCE INC.





              BY: \s\ Harry Puglisi
                 -------------------
                   HARRY  PUGLISI
                   TREASURER